Statement of Additional Information Supplement                221641-1/05-Rstix

dated January 10, 2005 to the Statement of Additional Information of Putnam Research Fund:
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The second full paragraph under "Charges and Expenses--Management Fees"
is hereby replaced with the following:

Under this arrangement, the applicable base fee is increased or decreased for each calendar quarter by the incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1% increment by which the fund outperforms or underperforms the S&P 500 Index in excess of 3%, subject to a maximum increase or decrease of 0.07% of the average net assets. In determining the extent to which the fund outperforms or underperforms the S&P 500 Index, fractional amounts are rounded to the nearest whole percent. Performance is calculated for these purposes at the beginning of each calendar quarter for the preceding thirty-six months (or the life of the fund, if shorter). Therefore, both components of the management fee are paid based on average net assets for a period (i.e., quarterly) that differs from the performance period (i.e., the preceding thirty-six months (or the life of the fund, if shorter)).